Exhibit 10.2

AMENDMENT NO. 2 TO REVOLVING CREDIT AGREEMENT

This Amendment No. 2 to Revolving Credit Agreement (this “Amendment”), dated as of November 10, 2022 (the “Amendment Effective Date”), is among Continental Resources, Inc., an Oklahoma corporation (“Borrower”), Banner Pipeline Company, L.L.C., an Oklahoma limited liability company (“Banner”), CLR Asset Holdings, LLC, an Oklahoma limited liability company (“CLR”), The Mineral Resources Company, an Oklahoma corporation (“Mineral Resources”), Continental Innovations LLC, an Oklahoma limited liability company (“Innovations”), SCS1 Holdings LLC, an Oklahoma limited liability company (“SCS1”), Jagged Peak Energy LLC, a Delaware limited liability company (“Jagged Peak”), and Parsley SoDe Water LLC, a Delaware limited liability company (“Parsley SoDe Water” and together with Banner, CLR, Mineral Resources, Innovations, SCS1, and Jagged Peak, collectively, the “Guarantors”), the Lenders (as defined in the Credit Agreement) that have executed this Amendment, and MUFG Bank, Ltd. (as successor to MUFG Union Bank, N.A.), as administrative agent (in such capacity, the “Administrative Agent”).

RECITALS

A. The Borrower is party to the Revolving Credit Agreement, dated as of October 29, 2021 (as amended by that certain Amendment No. 1 and Agreement, dated as of August 24, 2022, and as may be further amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), with the Lenders party thereto from time to time, the issuing banks party thereto from time to time, and the Administrative Agent.

B. Subject to the terms and conditions of this Amendment, the parties hereto have agreed to amend the Credit Agreement as further provided herein.

THEREFORE, the Borrower, the Lenders that have executed this Amendment, and the Administrative Agent agree as follows:

Section 1. Defined Terms. As used in this Amendment, each of the terms defined in the opening paragraph and the Recitals above shall have the meaning set forth above. Each term defined in the Credit Agreement and used herein without definition shall have the meaning assigned to such term in the Credit Agreement, unless expressly provided to the contrary.

Section 2. Other Definitional Provisions. Article, Section, Schedule, and Exhibit references are to Articles and Sections of and Schedules and Exhibits to this Amendment, unless otherwise specified. All references to instruments, documents, contracts, and agreements are references to such instruments, documents, contracts, and agreements as the same may be amended, supplemented, and otherwise modified from time to time, unless otherwise specified. The words “hereof,” “herein,” and “hereunder” and words of similar import when used in this Amendment shall refer to this Amendment as a whole and not to any particular provision of this Amendment. The term “including” means “including, without limitation.” Paragraph headings have been inserted in this Amendment as a matter of convenience for reference only and it is agreed that such paragraph headings are not a part of this Amendment and shall not be used in the interpretation of any provision of this Amendment.

Section 3. Amendments.

(a) Section 1.01 of the Credit Agreement is hereby amended to add the following new defined terms in alphabetical order therein:

“Merger Agreement” means that certain Agreement and Plan of Merger, dated as of October 16, 2022, between the Borrower and Omega Acquisition, Inc., an Oklahoma corporation, as in effect on the Second Amendment Effective Date, or as otherwise amended, restated, supplemented, or modified in a manner not materially adverse to the Lenders.

“Merger Closing Date” means the date upon which the Closing (as defined in the Merger Agreement) shall have occurred in accordance with the terms of the Merger Agreement.

“Second Amendment Effective Date” means November 10, 2022.

(b) Section 1.01 of the Credit Agreement is hereby amended to amend and restate the definition of “Change in Control” as follows:

“Change in Control” means:

(a) prior to the Merger Closing Date, any “person” or “group” (as such terms are used in Sections 13(d) and 14(d) of the Exchange Act), other than the Hamm Group, is or becomes the Beneficial Owner, directly or indirectly, of more than 50% of the total outstanding Voting Stock of the Borrower or any Successor Parent (measured by voting power rather than the number of shares); provided that no Change in Control shall be deemed to occur by reason of the Borrower becoming a Subsidiary of a Successor Parent; and

(b) on and after the Merger Closing Date, the failure of the Hamm Group to have the beneficial ownership of more than 50% of the Voting Stock of the Borrower or any Successor Parent (measured by voting power rather than the number of shares).

For purposes of this definition, any transfer of an equity interest of an entity that was formed for the purpose of acquiring Voting Stock of the Borrower will be deemed to be a transfer of such portion of such Voting Stock as corresponds to the portion of the equity of such entity that has been so transferred. Notwithstanding the foregoing, a Change in Control shall not be deemed to occur upon the consummation of any actions undertaken by the Borrower or any Restricted Subsidiary solely for the purpose of changing the legal structure of the Borrower or such Restricted Subsidiary.

Section 4. Representations and Warranties. Each Loan Party represents and warrants that: (a) the representations and warranties of such Loan Party set forth in the Credit Agreement and the other Loan Documents to which it is a party are true and correct in all material respects on and as of the date hereof, except to the extent any such representations and warranties are expressly limited to an earlier date, in which case, such representations and warranties continue to be true and correct in all material respects as of such specified earlier date; provided that in each case, such materiality

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qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof; (b) no Default has occurred and is continuing; (c) the execution, delivery and performance by each Loan Party of this Amendment are within such Loan Party’s limited liability company, partnership or corporate powers, as applicable, and have been duly authorized by all necessary limited liability company, partnership or corporate action, as applicable; (d) this Amendment has been duly executed and delivered by each Loan Party that is a party hereto and constitutes a legal, valid and binding obligation of each Loan Party that is a party hereto, enforceable against such Loan Party in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law; and (e) the execution, delivery and performance by each Loan Party of this Amendment do not require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority, except such as have been obtained or made and are in full force and effect (except for any reports required to be filed by the Borrower with the SEC pursuant to the Exchange Act, provided that the failure to make any such filings shall not affect the validity or enforceability of this Amendment or the rights and remedies of the Administrative Agent and the Lenders hereunder or thereunder).

Section 5. Reaffirmation of Guaranty. Each Guarantor hereby ratifies, confirms, and acknowledges that its obligations under the Subsidiary Guaranty are in full force and effect and that such Guarantor continues to unconditionally and irrevocably, jointly and severally, guarantee the full and punctual payment of, when due, whether at stated maturity or earlier by acceleration or otherwise, all of the Obligations (as defined in the Subsidiary Guaranty), subject to the terms of the Subsidiary Guaranty. Each Guarantor hereby acknowledges that its execution and delivery of this Amendment does not indicate or establish an approval or consent requirement by such Guarantor under the Subsidiary Guaranty in connection with the execution and delivery of amendments to the Credit Agreement, the Notes, or any of the other Loan Documents.

Section 6. Conditions to Effectiveness. This Amendment shall become effective on the Amendment Effective Date and enforceable against the parties hereto upon the occurrence of the following conditions precedent:

(a) The Administrative Agent shall have received a counterpart of this Amendment duly and validly executed and delivered by duly authorized officers of the Borrower, the Guarantors, the Administrative Agent, and the Required Lenders.

(b) No Default shall have occurred and be continuing as of the Amendment Effective Date.

(c) The representations and warranties in this Amendment shall be true and correct in all material respects on and as of the Amendment Effective Date, except to the extent any such representations and warranties are expressly limited to an earlier date, in which case, on and as of the Amendment Effective Date, such representations and warranties shall continue to be true and correct in all material respects as of such specified earlier date; provided that, in each case, such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof.

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(d) The Borrower shall have paid all fees and expenses (including without limitations, reasonable fees of legal counsel) required to be paid pursuant to the Credit Agreement on or prior to the Amendment Effective Date.

Section 7. Acknowledgments and Agreements.

(a) The Borrower acknowledges that on the date hereof all Obligations are payable without defense, offset, counterclaim or recoupment.

(b) The Administrative Agent and the Lenders hereby expressly reserve all of their rights, remedies, and claims under the Loan Documents. Except as otherwise expressly contemplated herein, nothing in this Amendment shall constitute a waiver or relinquishment of (i) any Default or Event of Default under any of the Loan Documents, (ii) any of the agreements, terms or conditions contained in any of the Loan Documents, (iii) any rights or remedies of the Administrative Agent or any Lender with respect to the Loan Documents, or (iv) the rights of the Administrative Agent or any Lender to collect the full amounts owing to them under the Loan Documents.

(c) This Amendment is a Loan Document for the purposes of the provisions of the other Loan Documents. Without limiting the foregoing, any breach of representations, warranties, and covenants under this Amendment shall be a Default or Event of Default, as applicable, under the Credit Agreement.

Section 8. Counterparts. This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract.

Section 9. Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted pursuant to the Credit Agreement.

Section 10. Severability. Any provision of this Amendment held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

Section 11. Governing Law. The governing law provisions set forth in Section 9.10 of the Credit Agreement apply to this Amendment.

Section 12. Entire Agreement. THIS AMENDMENT, THE CREDIT AGREEMENT AS AMENDED BY THIS AMENDMENT, THE NOTES, AND THE OTHER LOAN DOCUMENTS CONSTITUTE THE ENTIRE UNDERSTANDING AMONG THE PARTIES HERETO WITH RESPECT TO THE SUBJECT MATTER HEREOF AND SUPERSEDE ANY PRIOR AGREEMENTS, WRITTEN OR ORAL, WITH RESPECT THERETO.

THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

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[Remainder of this page intentionally left blank. Signature pages follow.]

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EXECUTED effective as of the date first above written.

BORROWER:	CONTINENTAL RESOURCES, INC.

	By:	/s/ John D. Hart
Name: John D. Hart
Title: Chief Financial Officer and Executive Vice President of Strategic Planning

GUARANTORS:	BANNER PIPELINE COMPANY, L.L.C.

	By:	/s/ John D. Hart
Name: John D. Hart
Title: Manager

CLR ASSET HOLDINGS, LLC

By: Continental Resources, Inc., as manager and sole member

	By:	/s/ John D. Hart
Name: John D. Hart
Title: Chief Financial Officer and Executive Vice President of Strategic Planning

THE MINERALS RESOURCES COMPANY

	By:	/s/ John D. Hart
Name: John D. Hart
Title: Vice President

SIGNATURE PAGE TO AMENDMENT NO. 2 TO REVOLVING CREDIT AGREEMENT

CONTINENTAL RESOURCES, INC.

CONTINENTAL INNOVATIONS LLC

By: Continental Resources, Inc., as sole member

By:	/s/ John D. Hart
Name: John D. Hart
Title: Chief Financial Officer and Executive Vice President of Strategic Planning

SCS1 HOLDINGS LLC

By: Continental Resources, Inc., as sole member

By:	/s/ John D. Hart
Name: John D. Hart
Title: Chief Financial Officer and Executive Vice President of Strategic Planning

JAGGED PEAK ENERGY LLC

By: Continental Resources, Inc., as sole member

By:	/s/ John D. Hart
Name: John D. Hart
Title: Chief Financial Officer and Executive Vice President of Strategic Planning

PARSLEY SODE WATER LLC

By: Jagged Peak Energy LLC, as sole member of Parsley SoDe Water LLC

By: Continental Resources, Inc., as sole member of Jagged Peak Energy LLC

By:	/s/ John D. Hart
Name: John D. Hart
Title: Chief Financial Officer and Executive Vice President of Strategic Planning

SIGNATURE PAGE TO AMENDMENT NO. 2 TO REVOLVING CREDIT AGREEMENT

CONTINENTAL RESOURCES, INC.

ADMINISTRATIVE AGENT/LENDER:

MUFG BANK, LTD.,
as Administrative Agent

By:	/s/ Lawrence Blat
Name:	Lawrence Blat
Title:	Authorized Signatory

MUFG UNION BANK, N.A.,
as a Lender

By:	/s/ Christopher Facenda
Name:	Christopher Facenda
Title:	Authorized Signatory

SIGNATURE PAGE TO AMENDMENT NO. 2 TO REVOLVING CREDIT AGREEMENT

CONTINENTAL RESOURCES, INC.

LENDERS:	BANK OF AMERICA, N.A.,
as a Lender

	By:	/s/ Salman Samar
	Name:	Salman Samar
	Title:	Director

SIGNATURE PAGE TO AMENDMENT NO. 2 TO REVOLVING CREDIT AGREEMENT

CONTINENTAL RESOURCES, INC.

MIZUHO BANK, LTD.,
as a Lender

By:	/s/ Edward Sacks
Name:	Edward Sacks
Title:	Executive Director

SIGNATURE PAGE TO AMENDMENT NO. 2 TO REVOLVING CREDIT AGREEMENT

CONTINENTAL RESOURCES, INC.

ROYAL BANK OF CANADA,
as a Lender

By:	/s/ Don J. McKinnerney
Name:	Don J. McKinnerney
Title:	Authorized Signatory

SIGNATURE PAGE TO AMENDMENT NO. 2 TO REVOLVING CREDIT AGREEMENT

CONTINENTAL RESOURCES, INC.

THE TORONTO-DOMINION BANK, NEW YORK BRANCH,
as a Lender

By:	/s/ Jonathan Schwartz
Name:	Jonathan Schwartz
Title:	Authorized Signatory

SIGNATURE PAGE TO AMENDMENT NO. 2 TO REVOLVING CREDIT AGREEMENT

CONTINENTAL RESOURCES, INC.

TRUIST BANK,
as a Lender

By:	/s/ Greg Krablin
Name:	Greg Krablin
Title:	Director

SIGNATURE PAGE TO AMENDMENT NO. 2 TO REVOLVING CREDIT AGREEMENT

CONTINENTAL RESOURCES, INC.

U.S. BANK NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Bruce Hernandez
Name:	Bruce Hernandez
Title:	Senior Vice President

SIGNATURE PAGE TO AMENDMENT NO. 2 TO REVOLVING CREDIT AGREEMENT

CONTINENTAL RESOURCES, INC.

WELLS FARGO BANK, N.A.,
as a Lender

By:	/s/ Erin Grasty
Name:	Erin Grasty
Title:	Vice President

SIGNATURE PAGE TO AMENDMENT NO. 2 TO REVOLVING CREDIT AGREEMENT

CONTINENTAL RESOURCES, INC.

JPMORGAN CHASE BANK, N.A.,
as a Lender

By:	/s/ Jo Linda Papadakis
Name:	Jo Linda Papadakis
Title:	Authorized Officer

SIGNATURE PAGE TO AMENDMENT NO. 2 TO REVOLVING CREDIT AGREEMENT

CONTINENTAL RESOURCES, INC.

GOLDMAN SACHS BANK USA,
as a Lender

By:	/s/ Keshia Leday
Name:	Keshia Leday
Title:	Authorized Signatory

SIGNATURE PAGE TO AMENDMENT NO. 2 TO REVOLVING CREDIT AGREEMENT

CONTINENTAL RESOURCES, INC.

MIDFIRST BANK,
as a Lender

By:	/s/ Chay Kramer
Name:	Chay Kramer
Title:	Vice President

SIGNATURE PAGE TO AMENDMENT NO. 2 TO REVOLVING CREDIT AGREEMENT

CONTINENTAL RESOURCES, INC.